                                                                   EXHIBIT 10.40


                                                                  EXECUTION COPY


                      SECOND AMENDMENT AND LIMITED WAIVER
                                       TO
                         RECEIVABLES TRANSFER AGREEMENT

                                      AND

                           FIRST AMENDMENT TO ANNEX X


               THIS SECOND AMENDMENT AND LIMITED WAIVER TO RECEIVABLES TRANSFER AGREEMENT AND FIRST AMENDMENT TO ANNEX X, dated as of December 29, 2000 (this "Second Amendment & Limited Waiver") relates to (i) that certain Receivables Transfer Agreement dated as of February 10, 1999, as amended by the First Amendment to Receivables Transfer Agreement, dated as of April 28, 2000 (the "First Amendment") (as amended by the First Amendment, and as it may be further amended, supplemented, restated or otherwise modified from time to time, the "Transfer Agreement"), and (ii) Annex X to the Transfer Agreement and Receivables Purchase and Servicing Agreement, and is entered into by and among GOLF FUNDING CORPORATION, a Delaware Corporation ("GFC"), CALLAWAY GOLF SALES COMPANY, a California corporation, as the originator (in such capacity, the "CGS Originator") and as the servicer (in such capacity, the "Servicer"), CALLAWAY GOLF COMPANY, a Delaware corporation, as the parent guarantor (the "Parent Guarantor"), REDWOOD RECEIVABLES CORPORATION, as the purchaser (the "Purchaser"), and GENERAL ELECTRIC CAPITAL CORPORATION, as the operating agent and the collateral agent ("GECC"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Annex X.

                               W I T N E S S E T H

               WHEREAS, GFC, the CGS Originator, the Servicer and the Parent Guarantor (collectively, the "Parties") have entered into the Transfer Agreement;

               WHEREAS, Parent Guarantor has notified the other Parties that it intends to merge with Callaway Golf Ball Company ("Golf Ball") through a tax-free statutory merger in which Parent Guarantor will be the surviving corporation (the "Golf Ball Merger") and, immediately after the merger, will transfer its assets and liabilities relating to domestic sales (the "Asset Transfer") to the CGS Originator;

               WHEREAS, Callaway Golf Sales Company desires to sell all Receivables received by it in the Asset Transfer ("Ball Receivables") to GFC pursuant to the Transfer Agreement;

               WHEREAS, GFC desires to sell the Ball Receivables as Transferred Receivables to the Purchaser pursuant to the Purchase Agreement;



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               WHEREAS, Parent Guarantor has notified the other Parties that it intends to form a foreign company ("CG South Pacific") to be a wholly-owned subsidiary of Parent Guarantor (as more fully described in Exhibit A attached hereto, the "Subsidiary Formation");

               WHEREAS, Parent Guarantor has notified the other Parties that Callaway Golf Europe Ltd. ("CG Europe") intends to acquire a Spanish distribution company through the following steps: (a) CG Europe will purchase 100% of the stock of Green Fee, S.A. ("Green Fee"), (b) CG Europe will create a wholly-owned subsidiary ("Spanish Co.") into which Green Fee will be merged, with Spanish Co. as the surviving corporation, and (c) Spanish Co. will be merged with and into CG Europe (as more fully described in Exhibit B attached hereto, the "Spanish Acquisition" and, together with the Golf Ball Merger, the Asset Transfer and the Subsidiary Formation, the "Parent Transactions");

               WHEREAS, Parent Guarantor has requested that the Transfer Agreement be amended to reflect the Parent Transactions (the "Amendments");

               WHEREAS, the Purchaser, the Operating Agent and the Collateral Agent have agreed to such Amendments and have requested that the Parties agree to the amendment of Annex X to provide for a "Reserve" in an amount equal to the Outstanding Balance of the Receivables transferred as part of the Asset Transfer (the "Annex X Amendment");

               WHEREAS, Parent Guarantor has requested that the Parties grant a limited waiver (the "Limited Waivers") to certain provisions of the Transfer Agreement with respect to the applicable Parent Transactions, as follows:

               a. Section 4.05(c) (Mergers, Subsidiaries, Etc.) solely with respect to the Golf Ball Merger;

               b. Section 4.03(a) (Sale of Stock and Assets) solely with respect to the Asset Transfer;

               c. Sections 4.05(a) (Restricted Payments), 4.05(b) (Indebtedness) and 4.05(c) (Mergers, Subsidiaries, Etc.) solely with respect to the Subsidiary Formation; and

               d. Sections 4.05(a) (Restricted Payments), 4.05(b) (Indebtedness) and 4.05(c) (Mergers, Subsidiaries, Etc.) solely with respect to the Spanish Acquisition.

               WHEREAS, the Parties are willing to so effect the Amendments and the Annex X Amendment and provide the Limited Waivers on the terms and conditions set forth herein.

               NOW, THEREFORE, in consideration of the above premises, the Parties, the Purchaser, the Operating Agent, and the Collateral Agent agree as follows:

        2. Definitions and Usage. Capitalized terms used, but not defined, herein have the meanings ascribed to such terms in Annex X. Any reference herein to Section, Exhibit or Schedule shall, unless otherwise specified, refer to such Section, Exhibit or Schedule hereof, in its entirety.



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
        3. Amendments to the Transfer Agreement. Upon the Effective Date (as defined in Section 6 below), the Transfer Agreement is hereby amended as follows:

               a. Amendment to Annex W. Annex W is hereby amended by deleting the definition of "CEF Lease Facility" in its entirety and substituting the following in lieu thereof:

               "`CEF Lease Facility' shall mean (i) the Master Lease Agreement dated as of December 30, 1998 between General Electric Capital Corporation, for itself and as agent for certain participants, as lessor, and Callaway Golf Ball Company, as lessee, (ii) the Corporate Guaranty dated December 30, 1998 by Callaway Golf Company for the benefit of General Electric Capital Corporation, for itself and as agent for certain participants, (iii) the Interim Finance Agreement dated December 30, 1998 between General Electric Capital Corporation, for itself and as agent for certain participants, as lender, and Callaway Golf Ball Company, as borrower and (iv) all documents delivered under, and relating to, any of the agreements described in clauses (i) through (iii) hereof (including, but not limited to, the Assumption Agreement, dated as of December 29, 2000 by and among General Electric Capital Corporation, for itself and as agent for certain participants, Callaway Golf Ball Company and Parent Guarantor), in each case as amended, modified, supplemented or restated from time to time."

               b. Amendment to Annex X. Annex X is hereby amended as follows:

                      i. By deleting the definition of "Credit Agreement" in its entirety and substituting the following in lieu thereof:

               "`Credit Agreement' shall mean that certain Amended and Restated Credit Agreement dated as of February 10, 1999, among Callaway Golf Company, as borrower, the lenders party thereto and GE Capital, as agent for itself and the other lenders party thereto, as amended by the First Amendment to Amended and Restated Credit Agreement, dated April 28, 2000 and as further amended by the Second Amendment and Limited Waiver to Amended and Restated Credit Agreement, dated as of December 29, 2000, together with such further amendments, restatements, supplements or modifications thereto or any refinancings, replacements or refundings thereof as may be agreed to by the Purchaser and the Operating Agent.";

                      ii. By amending the definition of "Reserves" by inserting
               the words "CGB Receivable Reserve" after the term "the Extended Term Reserve" and prior to the words "and such other reserves . . ."; and



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
                      iii. By adding the following defined term after the
               definition of "Cash Purchase Price" and prior to the definition of "CGS":

               "CGB Receivable Reserve" shall mean the Outstanding Balance of those Receivables that are (a) originated by Callaway Golf Ball Company, (b) transferred by Callaway Golf Ball Company to the Parent Guarantor in a tax-free statutory merger whereby the Parent Guarantor is the surviving corporation and (c) subsequently transferred by the Parent Guarantor to the CGS Originator; provided, that the CGB Receivable Reserve may be eliminated or decreased at any time at the sole discretion of the Operating Agent.

               c. Amendment to Schedule 4.01(h). Schedule 4.01(h) to the Transfer Agreement is hereby amended by deleting the text thereof in its entirety and substituting Schedule I, attached hereto, in lieu thereof.

        4. Limited Waivers. Upon the Effective Date, and as limited herein, the Parties hereby waive the following provisions of the Transfer Agreement solely with respect to the matters expressly described below:

               a. Section 4.05(c) (Mergers, Subsidiaries, Etc.) solely with respect to the Golf Ball Merger;

               b. Section 4.03(a) (Sale of Stock and Assets) solely with respect to the Asset Transfer;

               c. Sections 4.05(a) (Restricted Payments), 4.05(b) (Indebtedness) and 4.05(c) (Mergers, Subsidiaries, Etc.) solely with respect to the Subsidiary Formation; provided that the Limited Waiver to Section 4.05(a) permitting the Parent Guarantor and CG South Pacific, one of the Parent Guarantor's Subsidiaries, to enter into a lending transaction shall be limited to permit only such lending transaction that in the aggregate does not exceed US $3,000,000 and provided further that the Limited Waver to Section 4.05(b) permitting the incurrence or assumption of indebtedness by CG South Pacific shall not apply to any such incurrence or assumption of indebtedness exceeding US $3,000,000; and

               d. Sections 4.05(a) (Restricted Payments), 4.05(b) (Indebtedness) and 4.05(c) (Mergers, Subsidiaries, Etc.) solely with respect to the Spanish Acquisition; provided that the Limited Waiver to Section 4.05(a) permitting the Parent Guarantor and CG Europe, one of the Parent Guarantor's Subsidiaries, to enter into a lending transaction shall be limited to permit only such lending transaction that in the aggregate does not exceed US $4,000,000 and provided further that the Limited Waver to Section 4.05(b) permitting the incurrence or assumption of indebtedness by CG Europe shall not apply to any such incurrence or assumption of indebtedness exceeding US $4,000,000.

        5. Representations and Warranties. The Parties hereby jointly and severally represent and warrant to GFC that, as of the Effective Date and after giving effect to this Second Amendment & Limited Waiver:



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
               a. All of the representations and warranties of the Parties contained in this Second Amendment & Limited Waiver, the Transfer Agreement and the other Related Documents are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

               b. No Termination Event or Incipient Termination Event has occurred and is continuing or will result after giving effect to this Second Amendment & Limited Waiver.

        6. Effective Date. This Second Amendment & Limited Waiver shall become effective as of the date first written above (the "Effective Date") upon the satisfaction of each of the following conditions:

               a. GFC shall have received each of the following documents, in each case in form and substance satisfactory to GFC:

                      i. counterparts hereof executed by each of the Parties;

                      ii. duly executed amendments to the CEF Lease Facility and the Credit Facility effecting all modifications necessary to permit the Parent Transactions, together with a certificate of the Chief Financial Officer of the Parent Guarantor and the CGS Originator certifying that all conditions to the effectiveness of the amendments have been satisfied and that the amendments are in full force and effect as of the Effective Date;

                      iii. the duly executed Pledge Amendment reflecting the
               Subsidiary Formation accompanied by the share certificate representing the outstanding CG South Pacific Stock being pledged and a stock power for such share certificate executed in blank;

                      iv. a certificate of the Secretary or Assistant Secretary
               of each of the Parties dated the Effective Date certifying (A) that the bylaws of such Party have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of such Party delivered to GFC and remain in full force and effect as of the Effective Date, (B) that the charter of such Party has not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of such Party's jurisdiction of incorporation delivered to GFC and remain in full force and effect as of the Effective Date and (C) that the execution, delivery and performance of this Amendment have been duly authorized by all necessary or proper corporate and shareholder action;

                      v. a certified copy of the Certificate of Merger filed
               with the State of California evidencing the Golf Ball Merger; and

                      vi. such additional documentation as GFC may reasonably
               request;



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
               b. No law, regulation, order, judgment or decree of any Governmental Authority shall, and GFC shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation, that in the aggregate could not reasonably be expected to have a Material Adverse Effect;

               c. All of the representations and warranties of the Parties contained in this Amendment, the Transfer Agreement and the other Related Documents shall be true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

               d. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to GFC; and

               e. No Termination Event or Incipient Termination Event shall have occurred and be continuing on the Effective Date or will result after giving effect to this Amendment.

        7. Reference to and Effect on the Related Documents.

               a. Upon the Effective Date, each reference in the Transfer Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the Loan Documents and the other Related Documents to the Transfer Agreement, shall mean and be a reference to the Transfer Agreement as amended and supplemented hereby.

               b. Except to the extent specifically set forth herein, the respective provisions of the Transfer Agreement and the other Related Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed as being in full force and effect.

               c. This Second Amendment & Limited Waiver shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any other term or condition of the Transfer Agreement or any other Related Document, (ii) prejudice any right or rights which any of the Parties may now have or may have in the future under or in connection with the Transfer Agreement or any other Related Document, (iii) require any of the Parties to agree to a similar transaction on a future occasion or (iv) create any right herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

        8. Miscellaneous. This Second Amendment & Limited Waiver is a Related Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.



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
        9. Section Titles. The Section titles in this Second Amendment & Limited Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

        10. Counterparts. This Second Amendment & Limited Waiver may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

        11. GOVERNING LAW. THIS SECOND AMENDMENT & LIMITED WAIVER, AND ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        12. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Second Amendment & Limited Waiver. In the event an ambiguity or question of intent or interpretation arises, this Second Amendment & Limited Waiver shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Second Amendment & Limited Waiver.

        13. Waiver by Parent Guarantor, CGS Originator, the Servicer and GFC. Each of the Parent Guarantor, the CGS Originator, the Servicer and GFC hereby waives any claim, defense, demand, action or suit of any kind or nature whatsoever against the Purchaser, the Operating Agent or the Collateral Agent arising on or prior to the date of this Second Amendment & Limited Waiver in connection with any of the Related Documents or the transactions contemplated thereunder.



                                    * * * *



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
               IN WITNESS WHEREOF, GFC, the CGS Originator, the Servicer, the Parent Guarantor, the Purchaser, the Operating Agent and the Collateral Agent have caused this Second Amendment & Limited Waiver to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                   GOLF FUNDING CORPORATION



                                   By:
                                      -------------------------------
                                      Name:
                                      Title:



                                 Signature Page

                                   CALLAWAY GOLF SALES COMPANY,
                                   as CGS Originator and as Servicer



                                   By:
                                      -------------------------------
                                      Name:
                                      Title:



                                 Signature Page

                                   CALLAWAY GOLF COMPANY,
                                   as Parent Guarantor



                                   By:
                                      -------------------------------
                                      Name:
                                      Title:



                                 Signature Page

                                   REDWOOD RECEIVABLES CORPORATION,
                                   as Purchaser



                                   By:
                                      -------------------------------
                                      Name:
                                      Title:



                                 Signature Page

                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as Operating Agent and as Collateral Agent



                                   By:
                                      -------------------------------
                                      Name:
                                      Title:



                                 Signature Page

                                   EXHIBIT A

                                       TO

     SECOND AMENDMENT AND LIMITED WAIVER TO RECEIVABLES TRANSFER AGREEMENT

                                 (SEE ATTACHED)




                                   Exhibit A

                                   EXHIBIT B

                                       TO

     SECOND AMENDMENT AND LIMITED WAIVER TO RECEIVABLES TRANSFER AGREEMENT

                                 (SEE ATTACHED)



                                   Exhibit B

                                   SCHEDULE I

                                       TO

      SECOND AMENDMENT AND LIMITED WAIVER TO RECEIVABLES TRANSFER AGREEMENT


            VENTURES, SUBSIDIARIES AND AFFILIATES; OUTSTANDING STOCK

                                SCHEDULE 4.01(h)

1.      (a)    Subsidiaries of CGS Originator:

               Golf Funding Corporation

        (b)    Joint Ventures/Partnerships of CGS Originator:

               None

        (c)    CGS Originator is an Affiliate of:

               Callaway Golf Company
               Golf Funding Corporation
               Callaway Golf Ball Company (merged into Callaway Golf Company effective 12/29/00)
               CGV, Inc.
               Callaway Golf Europe Ltd.
               Callaway (Barbados) Foreign Sales Corporation
               Callaway Golf (Germany) GmbH
               Callaway Golf Ltd. & Co. KG (a German limited partnership;
                  formerly Callaway Golf Trading GmbH, a German Corporation)
               Callaway Golf Korea Ltd.
               Callaway Golf K.K. (formerly known as ERC International Company) Callaway Golf Canada Ltd.
               All-American Golf LLC
               Callaway Golf Shell Company
               Callaway Golf South Pacific Pty Ltd

        (d)    Subsidiaries of Parent Guarantor:

               Callaway Golf Sales Company
               Callaway Golf Ball Company
               CGV, Inc.
               Callaway Golf Europe Ltd.
               Callaway (Barbados) Foreign Sales Corporation
               Callaway Golf (Germany) GmbH
               Callaway Golf Ltd. & Co. KG



                                   Schedule I

               Callaway Golf Korea Ltd.
               Callaway Golf K.K.
               Callaway Golf Canada Ltd.
               All-American Golf LLC
               Golf Funding Corporation
               Callaway Golf Shell Company
               Callaway Golf South Pacific Pty Ltd.

        (e)    Joint Ventures/Partnerships of Parent Guarantor:

               None

        (f)    Parent Guarantor is an Affiliate of:

               Callaway Golf Sales Company
               Callaway Golf Ball Company
               CGV, Inc.
               Callaway Golf Europe Ltd.
               Callaway (Barbados) Foreign Sales Corporation
               Callaway Golf (Germany) GmbH
               Callaway Golf Ltd. & Co. KG
               Callaway Golf Korea Ltd.
               Callaway Golf K.K.
               Callaway Golf Canada Ltd.
               All-American Golf LLC
               Golf Funding Corporation
               Callaway Golf Shell Company
               Callaway Golf South Pacific Pty Ltd.

2.      Issued and Outstanding Stock of CGS Originator and Parent Guarantor:

--------------------------------------------------------------------------------------------
                                                                   INTEREST
       COMPANY                     (A)  Shareholder/Member          HELD       SHARES
-----------------------------------------------------------------------------------------
       Callaway Golf Company       Various (Publicly Held)          100%       74,080,622(1)
--------------------------------------------------------------------------------------------
       Callaway Golf Sales         Callaway Golf Company            100%       10,000
       Company
--------------------------------------------------------------------------------------------

3.      Outstanding Rights to Purchase, Options, Warrants or Similar Rights or
        Agreements: See attached report entitled "Callaway Golf Company Stock Options Outstanding and Exercisable as of 12/28/00."




----------
(1)  As of November 30, 2000.



                                   Schedule I